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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

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                                       FORM 8-K

                                         FOR

                              GOSS GRAPHIC SYSTEMS, INC.


                                a Delaware Corporation
                      IRS Employer Identification No. 25-1200273
                              SEC File Number 333-08421



                                   700 OAKMONT LANE
                            WESTMONT, ILLINOIS 60559-5546
                                    (630) 850-5600



                                   January 6, 1998


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               4.2. Bank Credit Agreement among Goss and the parties named therein.

               4.4. Mortgage Note and Mortgage between Goss Realty, L.L.C. and
                    LaSalle National Bank relating to Westmont, Illinois facility.

               4.5. Loan Agreements and related mortgage documents (summary
                    English translations) between Goss Graphic Systems Japan and Sanwa Bank and Goss Graphic Systems Japan and Industrial Bank of Japan relating to Sayama, Japan facility.


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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GOSS GRAPHIC SYSTEMS, INC.

Date: January 6, 1998                        By: /s/ William G. Ferko
                                                 ------------------------------


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                                    EXHIBIT INDEX

Exhibit  No.                  Description

  4.2. Bank Credit Agreement among Goss and the parties named therein.

  4.4.                   Mortgage Note and Mortgage between Goss Realty, L.L.C.
                         and LaSalle National Bank relating to Westmont, Illinois facility.

  4.5. Loan Agreements and related mortgage documents (summary English translations) between Goss Graphic Systems Japan and Sanwa Bank and Goss Graphic Systems Japan and Industrial Bank of Japan relating to Sayama, Japan facility.